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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Palm, Inc. on Form S-8 of our report dated June 22, 2001 (June 25, 2001 as to
Note 16), appearing in the Annual Report on Form 10-K of Palm, Inc. for the year ended June 1, 2001.


/s/ DELOITTE & TOUCHE LLP

San Jose, California
December 18, 2001